SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:   March 20, 2003



                             HEALTHSOUTH Corporation

                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         1-10315                 63-0860407
     -------------                    -----------               ----------
     State or Other                   (Commission            (I.R.S. Employer
Jurisdiction of Incorporation         File Number)           Identification No.)
    or Organization)



 One HEALTHSOUTH Parkway
    Birmingham, Alabama                                              35243
 ---------------------------                                       ---------
   (Address of Principal                                           (Zip Code)
     Executive Offices)

 Registrant's Telephone Number,
    Including Area Code:                                         (205) 967-7116

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 20, 2003, HEALTHSOUTH Corporation issued the following press release concerning an investigation by agents of the United States Government:

                                                           FOR IMMEDIATE RELEASE
                                                                  March 20, 2003

                    HEALTHSOUTH ANNOUNCES MANAGEMENT CHANGES,
                     COOPERATION WITH FEDERAL INVESTIGATIONS


BIRMINGHAM, Alabama - HEALTHSOUTH Corporation (NYSE:HRC) announced that its Board of Directors has placed Chairman and Chief Executive Officer Richard M. Scrushy on administrative leave. The Board has placed Chief Financial Officer William T. Owens on administrative leave as well.

The company also announced that the Board has elected current Director Joel C. Gordon as Acting Chairman of the Board and current Director Robert P. May as Acting Chief Executive Officer, both to be assisted by a newly-formed Executive Committee of the Board. The Board has begun an immediate search for an interim Chief Financial Officer.

Mr. Gordon and Mr. May have pledged full cooperation with the investigations being conducted by the Securities and Exchange Commission and the Department of Justice. The Board has established a Special Investigation Committee, presently comprising Board member Betsy S. Atkins, which has commenced a thorough and comprehensive investigation of the conduct charged in the SEC's complaint.

Mr. Gordon said, "The Board is committed to cooperating with the governmental investigation. We are going to dig out of these problems and take every available step to restore corporate credibility. During this process, we will maintain our commitment to providing outstanding patient care."

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to the nature or status of the investigation described are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                      #####

                         For more information, contact:
                          Ernie Knewitz, Euro RSCG Life
                                  205-410-2777

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 20, 2003


                                                     HEALTHSOUTH Corporation


                                                     By   /s/  WILLIAM W. HORTON
                                                     ---------------------------
                                                            William W. Horton
                                                        Executive Vice President
                                                          and Corporate Counsel